SHAREHOLDER  LETTER


Dear Shareholder:

We are pleased to bring you Franklin Municipal Securities Trust's semiannual report, which covers the period ended November 30, 2001. During the six months under review, the U.S. economy's slowdown worsened as gross domestic product
(GDP) grew at just 0.3% annualized in second quarter 2001, contracted at a 1.3% annualized rate during the third quarter and appeared headed for further decline through the end of 2001.(1) By November, the National Bureau of Economic Research signaled that the country had been in a mild recession since March 2001. This closed the door on the nation's longest expansion in its economic history. Significant, broad-based and sustained downward trends in economic activity were largely to blame, with employment opportunities, industrial production and both consumer and business spending falling substantially. In the wake of these events, business and consumer confidence plummeted to multi-year lows. The terrorist attacks of September 11, which temporarily shut down the U.S. financial system, and the ensuing war clearly deepened the contraction.

The Federal Reserve Board (the Fed) took bold and appropriate steps to provide substantial liquidity and stimulus both before and after September 11, preventing further undesirable financial consequences for the global banking system, the securities industry and consumer and corporate


1. Source: Bureau of Economic Analysis, 12/31/01.


CONTENTS


Shareholder Letter .................................................    1

Special Feature:

Making Sense of Dividends ..........................................    6

Fund Reports

  Franklin California High Yield Municipal Fund ....................   12

  Franklin Tennessee Municipal Bond Fund ...........................   22

Municipal Bond Ratings .............................................   28

Financial Highlights & Statements of Investments ...................   32

Financial Statements ...............................................   45

Notes to Financial Statements ......................................   49


FUND CATEGORY

[PYRAMID GRAPHIC]

"The fixed income market-place, including municipal bonds, performed quite well. ..."


borrowers alike. The Fed's aggressive expansionary monetary policy helped to offset some of the economic weakness and encouraged consumer spending, a key component of GDP. Five interest rate reductions during the reporting period lowered the federal funds target rate from 4.0% at the beginning of the reporting period to 2.0% by November 30, 2001 -- a level not seen since 1961. Furthermore, inflation and energy costs also fell during the reporting period to levels substantially lower than they were a decade ago, adding scope to the Fed's monetary stimulus.

U.S. securities markets experienced mixed results in response to the war on terrorism, the Fed's actions and worsening corporate and economic data. Investors' propensity for risk aversion increased and, by the end of 2001's third quarter, this sentiment caused domestic equity markets to plunge, on a percentage basis, to their heaviest quarterly losses since the quarter that included the crash of 1987. The fixed income marketplace, including municipal bonds, performed quite well, aided primarily by falling interest rates and rising investor demand for their perceived safety compared to stocks. Consequently, U.S. Treasuries were on track to beat the Standard & Poor's 500 Composite Index (S&P 500(R)) for a second straight year in 2001, which has not happened since 1982.

The bond market's progress during the reporting period was not a steady rise, however. Favorable military developments in Afghanistan, specific details about the recession and the possibility for gradual economic recovery came into focus during October and November, allowing equity markets to stage a tempered comeback. This caused yields to spike as optimistic investors sold bonds on some analysts' perceptions of an economic recovery as early as first quarter 2002 and an end to the Fed's unprecedented monetary easing cycle.

The 30-year Treasury bond's yield fell from 5.78% at the beginning of the period to 5.27% on November 30, 2001. At the same time, the 10-year Treasury note's yield also dropped, from 5.43% to 4.78% and the 2-year Treasury bill's yield declined from 4.22% to 2.84%. Short-term interest rates fell more substantially than long-term rates due to the Fed's actions and investors' economic worries.

The municipal bond market generally followed Treasuries and experienced falling yields. During the six-month reporting period, the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropped from a yield of 5.42% at the beginning of the period to 5.30% on November 30, 2001(2) Since bond yields and prices have an inverse relationship, as yields fell, bond prices increased, leading to an increase in the value of most municipal bond funds. Municipal bonds benefited from robust retail and institutional demand, and achieved these results despite widening Treasury yield spreads and a significant increase in new issuance supply. At the end of the reporting period, municipal bonds also continued to offer attractive yields and a significant tax advantage over comparable taxable investments. For example, on November 30, 2001, the municipal-to-Treasury yield ratio of 111.5% versus the 10-year Treasury was significantly higher than the 96% 10-year average(2)

Looking forward, the severity and duration of the national recession will be the key determinants of how state and municipal bond credit quality will fare over the short term. States with


2. Source: Lehman Brothers; The Bond Buyer, 12/1/01. The Bond Buyer 40 is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

WHAT DOES "TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your fund's taxable equivalent distribution rate and yield in the Performance Summary of each Fund's report.

*For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

broad-based and diversified economies will be best positioned to withstand recessionary pressures that will continue through fiscal year 2002 and that will impact 2003 budget discussions. However, economic diversity alone will not sustain a state's credit quality. The magnitude of revenue shortfalls means that financial reserves and stringent budgetary mechanisms to quickly cut expenditures will also be critical factors in credit stability within states and their underlying municipal bonds. States that have already tapped reserves or used major non-recurring revenue items to balance their budgets will be at greater risk of credit deterioration if the economy continues to perform weakly. Still, we view the municipal bond market favorably over the long term. Most state and local government finances were very strong through 2000, allowing greater financial flexibility and cushion to face challenging times.

Stock market declines led to a sharp drop in individual net worth, providing investors a harsh lesson in the benefits of diversification. Individuals who were overweighted in stocks over the past few years rediscovered the need for a more balanced approach to investing, including high-quality fixed income instruments as an important portfolio component in providing consistent, relatively stable and attractive after-tax returns. As we continue to see corporate earnings pressures and erratic stock market movements, we believe our municipal bond funds should continue to perform well. We expect demand for municipal bonds to continue throughout the next reporting period as investors seek to broaden their asset allocations. Perhaps most importantly, we believe municipal bonds will remain desirable due to the tax efficiencies they offer. Depending on your federal and state tax rates, a taxable investment of comparable credit quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive their total return performance. We believe our professionally managed portfolios can provide investors with high credit quality and valuable tax-free income for the long term. We encourage you to discuss your financial goals with an investment professional who can address concerns about volatility, help you diversify your investments and keep you focused on the long term. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ C. B. Johnson


Charles B. Johnson
Chairman
Franklin Municipal Securities Trust


/s/ Sheila Amoroso

Sheila Amoroso


/s/ Rafael R. Costas Jr.

Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department

Q & A

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.



              NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
                       NOT PART OF THE SHAREHOLDER REPORT

      As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

      Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

      Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.


*Alternative minimum taxes may apply.



                       NOT PART OF THE SHAREHOLDER REPORT

Q.    WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

      Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

      Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.

                       NOT PART OF THE SHAREHOLDER REPORT

Q.    WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

      Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.


                       NOT PART OF THE SHAREHOLDER REPORT

Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5-3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


MONTHLY YIELDS OF BOND BUYER 40

[LINE GRAPH]

                  Bond Buyer 40
    Date               Yields
---------------------------
    Jan 85          10.35%
    Feb 85          10.20%
    Mar 85          10.01%
    Apr 85           9.50%
    May 85           9.43%
    Jun 85           9.40%
    Jul 85           9.45%
    Aug 85           9.80%
    Sep 85           9.49%
    Oct 85           9.24%
    Nov 85           8.92%
    Dec 85           8.48%
    Jan 86           8.04%
    Feb 86           7.82%
    Mar 86           7.92%
    Apr 86           8.14%
    May 86           7.90%
    Jun 86           7.96%
    Jul 86           7.88%
    Aug 86           7.41%
    Sep 86           7.56%
    Oct 86           7.36%
    Nov 86           7.19%
    Dec 86           7.18%
    Jan 87           7.11%
    Feb 87           7.05%
    Mar 87           7.18%
    Apr 87           8.10%
    May 87           8.29%
    Jun 87           8.19%
    Jul 87           8.17%
    Aug 87           8.16%
    Sep 87           8.87%
    Oct 87           8.72%
    Nov 87           8.62%
    Dec 87           8.40%
    Jan 88           7.97%
    Feb 88           7.85%
    Mar 88           8.17%
    Apr 88           8.17%
    May 88           8.20%
    Jun 88           8.04%
    Jul 88           8.05%
    Aug 88           8.11%
    Sep 88           7.89%
    Oct 88           7.73%
    Nov 88           7.90%
    Dec 88           7.74%
    Jan 89           7.66%
    Feb 89           7.73%
    Mar 89           7.79%
    Apr 89           7.58%
    May 89           7.46%
    Jun 89           7.29%
    Jul 89           7.16%
    Aug 89           7.36%
    Sep 89           7.47%
    Oct 89           7.38%
    Nov 89           7.24%
    Dec 89           7.25%
    Jan 90           7.45%
    Feb 90           7.40%
    Mar 90           7.52%
    Apr 90           7.74%
    May 90           7.53%
    Jun 90           7.50%
    Jul 90           7.35%
    Aug 90           7.64%
    Sep 90           7.79%
    Oct 90           7.71%
    Nov 90           7.47%
    Dec 90           7.47%
    Jan 91           7.39%
    Feb 91           7.36%
    Mar 91           7.34%
    Apr 91           7.26%
    May 91           7.21%
    Jun 91           7.21%
    Jul 91           7.11%
    Aug 91           6.97%
    Sep 91           6.89%
    Oct 91           6.85%
    Nov 91           6.90%
    Dec 91           6.66%
    Jan 92           6.72%
    Feb 92           6.76%
    Mar 92           6.76%
    Apr 92           6.74%
    May 92           6.63%
    Jun 92           6.49%
    Jul 92           6.19%
    Aug 92           6.35%
    Sep 92           6.39%
    Oct 92           6.68%
    Nov 92           6.42%
    Dec 92           6.39%
    Jan 93           6.31%
    Feb 93           6.01%
    Mar 93           6.04%
    Apr 93           5.96%
    May 93           5.89%
    Jun 93           5.76%
    Jul 93           5.78%
    Aug 93           5.60%
    Sep 93           5.47%
    Oct 93           5.48%
    Nov 93           5.65%
    Dec 93           5.52%
    Jan 94           5.45%
    Feb 94           5.77%
    Mar 94           6.36%
    Apr 94           6.37%
    May 94           6.40%
    Jun 94           6.47%
    Jul 94           6.33%
    Aug 94           6.36%
    Sep 94           6.58%
    Oct 94           6.85%
    Nov 94           7.16%
    Dec 94           6.92%
    Jan 95           6.66%
    Feb 95           6.42%
    Mar 95           6.37%
    Apr 95           6.35%
    May 95           6.10%
    Jun 95           6.28%
    Jul 95           6.19%
    Aug 95           6.11%
    Sep 95           6.07%
    Oct 95           5.91%
    Nov 95           5.74%
    Dec 95           5.56%
    Jan 96           5.57%
    Feb 96           5.71%
    Mar 96           5.96%
    Apr 96           6.05%
    May 96           6.09%
    Jun 96           6.01%
    Jul 96           5.98%
    Aug 96           6.02%
    Sep 96           5.89%
    Oct 96           5.83%
    Nov 96           5.66%
    Dec 96           5.72%
    Jan 97           5.82%
    Feb 97           5.76%
    Mar 97           5.95%
    Apr 97           5.89%
    May 97           5.74%
    Jun 97           5.69%
    Jul 97           5.40%
    Aug 97           5.55%
    Sep 97           5.47%
    Oct 97           5.40%
    Nov 97           5.36%
    Dec 97           5.25%
    Jan 98           5.19%
    Feb 98           5.24%
    Mar 98           5.27%
    Apr 98           5.39%
    May 98           5.22%
    Jun 98           5.22%
    Jul 98           5.26%
    Aug 98           5.11%
    Sep 98           4.99%
    Oct 98           5.13%
    Nov 98           5.10%
    Dec 98           5.16%
    Jan 99           5.09%
    Feb 99           5.17%
    Mar 99           5.23%
    Apr 99           5.28%
    May 99           5.37%
    Jun 99           5.55%
    Jul 99           5.59%
    Aug 99           5.78%
    Sep 99           5.89%
    Oct 99           6.08%
    Nov 99           6.11%
    Dec 99           6.22%
    Jan 00           6.31%
    Feb 00           6.17%
    Mar 00           5.97%
    Apr 00           6.00%
    May 00           6.13%
    Jun 00           5.91%
    Jul 00           5.79%
    Aug 00           5.72%
    Sep 00           5.82%
    Oct 00           5.74%
    Nov 00           5.72%
    Dec 00           5.47%
    Jan 01           5.44%
    Feb 01           5.40%
    Mar 01           5.30%
    Apr 01           5.49%
    May 01           5.42%
   June 01           5.38%
    Jul 01           5.25%
    Aug 01           5.12%
    Sep-01           5.22%
    Oct-01           5.20%
    Nov-01           5.30%


Source: S&P Micropal (Bond Buyer 40, as of 11/30/01).

One cannot invest in an index; indexes are unmanaged.


          NOT PART OF THE SHAREHOLDER REPORT
10

Q.    WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

      While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

      In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.


                                           [FRANKLIN TEMPLETON INVESTMENTS LOGO]

                                                     DIVQ INS 01/02


                       NOT PART OF THE SHAREHOLDER REPORT

CREDIT QUALITY BREAKDOWN*

Franklin California High Yield Municipal Fund
Based on Total Long-Term Investments
11/30/01

[PIE CHART]

AAA -                                   9.2%

AA -                                    1.3%

A -                                     6.0%

BBB -                                  29.9%

Below Investment Grade -               53.6%


*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


FRANKLIN  CALIFORNIA
HIGH  YIELD  MUNICIPAL  FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin California High Yield Municipal Fund seeks to provide high, current income exempt from regular federal and California state personal income taxes by investing primarily in a portfolio of high-yielding, medium-, lower- and non-rated California municipal securities.(1)
--------------------------------------------------------------------------------

STATE UPDATE

During the six months under review, California's economy was hit harder than the rest of the country's, resulting in large-scale layoffs, especially in the technology sector, and increased financial adversity posed by the lingering effects of its power crisis. Fortunately, moderate weather, conservation, falling natural gas prices and stable long-term energy contracts helped the state avoid widespread blackouts over the summer. With the recession came mixed employment trends in the state's major industry sectors, with declines in construction, manufacturing, services and transportation offset somewhat by gains provided by the government sector's expansion in public school employment. As was the trend nationwide, California's overall unemployment rate rose to 6.0% in November 2001, higher than the


1. The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 32.

5.7% national average.(2) California's net job growth is expected to continue, although at a much slower rate than before.

Early in 2001, the state government needed to purchase electricity at fluctuating short-term and spot wholesale prices to alleviate the energy crisis, and by August 2001 state general fund cash advances for wholesale power purchases totaled approximately $6 billion. The state intends to issue $12.5 billion in revenue bonds to replenish the depleted general funds.(3) These bonds will not be obligations of the state and will be repaid from energy rate increases. Also, the sale of these power bonds, which may be issued in early 2002, are likely to play a key part in the outlook for the Golden State's future general obligation (GO) debt rating.

In consideration of recent outlays for energy, weak stock market performance -- particularly in relation to Silicon Valley and other California technology centers -- and a contracting national economy's potential effects on the state, the fiscal year 2002 budget proposal reduces tax revenue estimates by roughly $5.4 billion, including a $2.7 billion downward revision in personal income tax.(4) The drop in income from these sources will also temper growth in sales tax collections for the upcoming year as economic malaise spreads just as new tax reductions take effect.

California's debt levels are moderate, with net tax-supported debt totaling $820 per capita.(5) Accelerated debt issuance during the past few years, aimed primarily at improving education,


2.    Source: Bureau of Labor Statistics, 12/20/01.

3. Source: Standard & Poor's(R), RatingsDirect, Fiscal 2002 Arrives with U.S. State Budgets Under Pressure (California), 8/16/01.

4.    Source: Moody's Investors Service, 6/8/01.

5.    Source: Standard & Poor's, RatingsDirect, 10/30/01.

has moved the state's historically low debt levels closer to the national average. Even with anticipated increased bond issuance, the state's debt levels should remain moderate in relation to the size of its budget.

In November, Moody's(R), an independent credit rating agency, lowered California's GO bonds' credit rating for the second time in 2001. The most recent downgrade, to A1 from Aa3, reflected a negative outlook based upon the state's worsening economy and budgetary snags stemming from a structural deficit built into the fiscal year 2002 financial plan, as well as the government's stalling and serious policy disagreements surrounding the aforementioned proposed power revenue bond sales.(6) The negative outlook also perceives a large structural budget gap projected to reach 10% of revenues in fiscal year 2003. Addressing California's new concerns, Governor Gray Davis asked selected state agencies to prepare plans for 15% budget cutbacks next year. It is important to note that California bonds, even with recent credit rating adjustments, continue to be rated investment grade with above-average credit quality.

Although California had some considerable financial problems in 2001, and is displaying new areas of uncertainty, we believe it also has the resources to solve them after the current period of weakness has run its course. The state's baseline economic growth prospects remain very strong. Improved business diversity, a vibrant export sector and a concentration of high-growth, knowledge-based industries are all factors contributing to Cali-


6. Source: Moody's Investors Service, 11/20/01. This does not indicate Moody's rating of the Fund.

fornia's economic potential. The state's historically high cash balances and budget reserves all contribute to the expectation that it could outperform the nation in the coming months. Several factors, though, stand to challenge California's credit strength: a relatively inflexible budget structure, potentially volatile revenue structure during periods of economic weakening, the lack of a formal mid-year spending adjustment mechanism and the negative impact a stock market correction could have on capital gains tax collection. California's power crisis, combined with weakening economies around the world, in particular with trading partner Japan, impacted the state's economy more than the rest of the world's. However, a decade of expansion and growth, combined with planned long-term energy financing, should enable the state to maintain its investment-grade credit outlook.

PORTFOLIO NOTES

Generally declining interest rates benefited the municipal bond market during the reporting period, as bond prices rise when interest rates fall. Franklin California High Yield Municipal Fund's Class A share price, as measured by net asset value, rose from $9.95 on May 31, 2001, to $10.13 on November 30, 2001. However, as declining interest rates contributed to the Fund's positive performance during the reporting period, the lower reinvestment rates we experienced led to a slight decline in the Fund's earned income.

PORTFOLIO BREAKDOWN
Franklin California High Yield
Municipal Fund
11/30/01

                                                                      % OF TOTAL
                                                                       LONG-TERM
                                                                      INVESTMENTS
--------------------------------------------------------------------------------
Tax-Supported                                                           53.1%

Transportation                                                          11.6%

Hospital & Health Care                                                   8.2%

Prerefunded                                                              7.2%

Utilities                                                                6.0%

Other Revenue                                                            4.2%

Higher Education                                                         3.4%

Subject to Government Appropriations                                     3.3%

Housing                                                                  1.8%

Corporate-Backed                                                         1.0%

General Obligation                                                       0.2%

The lower credit ratings assigned to California's GO bonds should have little, if any, impact on Franklin California High Yield Municipal Fund. The Fund's exposure to the bonds in question is only a small portion of the portfolio, as the Fund's exposure to California GO bonds was only 0.22% of total long-term investments on November 30, 2001.

Higher default rates in the high yield market over the past couple of years have left fewer investors to aggressively participate in sub-investment-grade securities. This has created many opportunities for Franklin California High Yield Municipal Fund to secure what we believe to be higher quality, non-rated bonds at very attractive yields. With yield spreads between higher- and lower-rated bonds wider than we have seen since the early 1990s, we believe the traditional, greater essential use sectors such as transportation, education, utility and land secured bonds offered very attractive returns. In securing higher quality issues, it is important that we know what to buy and have the leverage to direct structure and price.

This underscores the benefit of Franklin's significant presence in the municipal bond market, which better enables us to structure issues to fit the portfolio's needs. Because of our size, research and experience in the municipal arena, we can be very selective. Most dealers, underwriters and issuers know and trust Franklin, often coming to us to help them structure and price new issues, which in turn gives us more leverage in defining the marketplace. An example of our influence during the

DIVIDEND DISTRIBUTIONS*
Franklin California High Yield Municipal Fund
6/1/01-11/30/01

                                                DIVIDEND PER SHARE
                                    --------------------------------------------
MONTH                                 CLASS A         CLASS B          CLASS C
--------------------------------------------------------------------------------
June                                 4.75 cents      4.30 cents       4.31 cents
July                                 4.75 cents      4.30 cents       4.31 cents
August                               4.75 cents      4.30 cents       4.31 cents
September                            4.75 cents      4.28 cents       4.28 cents
October                              4.75 cents      4.28 cents       4.28 cents
November                             4.75 cents      4.28 cents       4.28 cents
--------------------------------------------------------------------------------
TOTAL                               28.50 CENTS     25.74 CENTS      25.77 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


reporting period was seen in our purchase of a $10 million Monterey Institute of International Studies issue. The school is the only private institute of learning in the Monterey area and is the third-largest non-profit organization in Monterey. It was established in 1955 and offers courses in nine different languages while drawing faculty and students from all over the world to its academic and research programs. The institute's programs are world-renowned, especially in regard to language studies, educational linguistics, translation and interpretation. The bond issue was necessary to refund outstanding bank lending and also to provide additional funding for a new student center. Because of our relationship with the underwriter and issuer, we had an exclusive look at the entire issue. We worked for more than a month to structure a deal fair to all parties, and eventually purchased all the bonds at 7.75%.

Historically, municipal bonds as an asset class are second only to stocks in after-tax returns, and have the added benefit of low volatility.(7) At the end of the reporting period, municipal bonds offered attractive yields and a significant tax advantage over a comparable taxable investment. The Performance Summary beginning on page 20 shows that on November 30, 2001, the Fund's Class A shares' distribution rate was 5.27%, based on an annualization of the current
4.65 cent ($0.0465) per share dividend and the maximum offering price of $10.58 on November 30, 2001. This tax-free rate is generally higher than the after-tax return on a comparable quality taxable investment. An investor in the maximum combined federal and California state personal income tax bracket of 44.76% would need to earn 9.54% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows


7.  Sources: Standard & Poor's Micropal; Lehman Brothers.

the distribution rates and their taxable equivalents for Class B and C shares.

Looking ahead, heightened investor demand combined with the current trend of slightly reduced new-issue municipal bond supplies could further improve the performance of municipal bonds as well as Franklin California High Yield Municipal Fund. Additionally, we believe the Fund should continue to provide superior after-tax returns as we leverage our position in the market to focus on high-quality investments in our attempt to provide stability and long-term capital preservation. We encourage investors to maintain a long-term investment perspective while we continue to focus on our conservative, buy-and-hold investment strategy.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of November 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND


CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may be slightly lower.*

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*


* The Fund's manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower. Effective 9/1/01, the Fund's manager discontinued the fee waiver.


PERFORMANCE SUMMARY AS OF 11/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                       CHANGE        11/30/01     5/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.18         $10.13       $9.95

DISTRIBUTIONS (6/1/01-11/30/01)
Dividend Income                               $0.285

CLASS B                                       CHANGE        11/30/01     5/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.19         $10.17       $9.98

DISTRIBUTIONS (6/1/01-11/30/01)
Dividend Income                               $0.2574

CLASS C                                       CHANGE        11/30/01     5/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                         +$0.18         $10.16       $9.98

DISTRIBUTIONS (6/1/01-11/30/01)
Dividend Income                               $0.2577

PERFORMANCE

                                                                       INCEPTION
CLASS A                                  6-MONTH    1-YEAR    5-YEAR    (5/3/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +4.71%    +8.27%   +26.71%     +68.08%
Average Annual Total Return(2)            +0.27%    +3.66%    +3.95%      +5.70%
Avg. Ann. Total Return (12/31/01)(3)                +0.97%    +4.64%      +5.51%

Distribution Rate(4)                             5.27%
Taxable Equivalent Distribution Rate(5)          9.54%
30-Day Standardized Yield(6)                     4.88%
Taxable Equivalent Yield(5)                      8.83%

                                                                      INCEPTION
CLASS B                                         6-MONTH     1-YEAR     (2/1/00)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                       +4.51%     +7.74%      +19.64%
Average Annual Total Return(2)                   +0.51%     +3.74%       +8.25%
Avg. Ann. Total Return (12/31/01)(3)                        +0.92%       +7.19%

Distribution Rate(4)                             4.91%
Taxable Equivalent Distribution Rate(5)          8.89%
30-Day Standardized Yield(6)                     4.58%
Taxable Equivalent Yield(5)                      8.29%

                                                                       INCEPTION
CLASS C                                  6-MONTH    1-YEAR    5-YEAR    (5/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +4.41%    +7.76%   +27.76%     +38.56%
Average Annual Total Return(2)            +2.39%    +5.70%    +4.82%      +5.82%
Avg. Ann. Total Return (12/31/01)(3)                +2.90%    +4.80%      +5.51%

Distribution Rate(4)                             4.88%
Taxable Equivalent Distribution Rate(5)          8.83%
30-Day Standardized Yield(6)                     4.50%
Taxable Equivalent Yield(5)                      8.15%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class B) per share on 11/30/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and California state personal income tax bracket of 44.76%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                           21

FRANKLIN TENNESSEE MUNICIPAL BOND FUND


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Tennessee Municipal Bond Fund seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.(1)
--------------------------------------------------------------------------------


STATE UPDATE

After several years of strong economic growth, some tough times lie ahead for Tennessee. The state is facing its fourth year of depending on nonrecurring revenues to balance its budget, as it remains highly reliant on volatile tax receipts. For the 2002 fiscal year, Tennessee is tapping into the money it received from tobacco settlement payments, to the tune of $440 million.(2) The state's consistent use of non-recurring revenue means it will face another deficit in next year's budget, which will force it once again to make difficult spending and tax increase decisions. Tennessee's state legislature has seemed ineffective at solving the problems, having twice overridden the governor's attempts to work out an answer.

Tennessee's TennCare program, the state's health care program covering almost
1.4 million residents who are Medicaid-eligible, uninsured or uninsurable, is contributing mightily to the bud-


1. The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are taxable.

2. Source: Moody's Investors Service, Municipal Credit Research, 8/10/01. This does not indicate Moody's rating of the Fund.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 41.

get gaps. Taking up 23% of the state's fiscal year 2001 budget, the program's costs have been rising 16% annually for the last four years. Although fiscal year 2002 calls for a smaller, 10% increase, this easily outpaces tax receipt growth.(2)

Compounding the situation is the slowing national economy, which negatively affects the state's economy and significantly slows sales-tax growth. Manufacturing jobs have been hard hit by the slowdown, negating increases in the services sector. Flat employment growth has led to lower housing, automobile and retail sales, of which sales taxes are derived.

As a result, Tennessee has received a number of credit downgrades from independent credit rating agencies. Standard & Poor's lowered its rating in July to AA from AA+.(3) In the same month, Moody's lowered its rating to Aa2 from Aa1.(2) For Standard & Poor's, this was the second downgrade in the past 13 months.

Yet, the future holds some promise as well. Tennessee's debt levels are very low, just over one-half of the national level, and its pension system is very well funded. The state is working to diversify its revenue stream, to rely less heavily on sales tax revenues. It has a very competitive statewide cost environment, which continues to attract new employers. Furthermore, many expect the national economy to rebound in 2002, which should help Tennessee's economy.

PORTFOLIO NOTES

Despite some volatility, the municipal bond market ended the semiannual period on a slightly firmer tone. The Bond Buyer Municipal Bond Index, an indicator of municipal bond market performance, declined in yield from 5.42% on June 1, 2001, to


CREDIT QUALITY BREAKDOWN*
Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments
11/30/01

                                  [PIE GRAPH]

AAA                               56.5%

AA                                36.3%

A                                  1.3%

BBB                                5.4%

Below Investment Grade             0.5%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


3. Source: Standard & Poor's, Ratings Direct, 11/20/01. This does not indicate Standard & Poor's rating of the Fund.

DIVIDEND DISTRIBUTIONS*
Franklin Tennessee
Municipal Bond Fund - Class A
6/1/01-11/30/01

                                                                      DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
June                                                                  4.55 cents

July                                                                  4.55 cents

August                                                                4.55 cents

September                                                             4.55 cents

October                                                               4.55 cents

November                                                              4.55 cents
--------------------------------------------------------------------------------
TOTAL                                                                27.30 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


a period low of 5.12% on August 30, 2001, and ended the reporting period with a 5.30% yield.(4) Bond yields and prices move inversely; thus, Franklin Tennessee Municipal Bond Fund - Class A share price, as measured by net asset value, rose from $10.82 on May 31, 2001 to $11.00 on November 30, 2001. The rise in long-term yields toward the end of the period allowed the Fund to invest new cash at relatively attractive rates. Because of the generally light supply of new issues during the period, the task of finding worthy investments presented a challenge. Fortunately, the Fund's size and leverage in the Tennessee market enabled us to get the first look at new offerings in both the primary and secondary markets.

We sought to invest new assets in bonds with at least 10-year call protection to protect the Fund's long-term income stream. We continued to feel that high credit quality bonds with AA and AAA ratings represented the best value in the marketplace during the six-month period. Overall, AAA-rated securities represented 56.5% of the portfolio's total long-term investments on November 30, 2001. These purchases helped maintain the portfolio's high credit quality, and at period-end, the Fund boasted an average credit rating of AA+.

During the period under review, we bought issues in a number of different sectors, preserving broad portfolio diversification. General obligation (GO) bonds and utilities remained the Fund's largest allocations at the end of the period, comprising 28.5% and 22.8% of total long-term investments. New positions added during the period included Crockett County GO,


4. Source: The Bond Buyer. The Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity and average coupon rate change over time. The average maturity generally has been about 29-30 years.

Williamson County GO, Gibson County School District GO and White House Utility Revenue Bond.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields.(1) The Performance Summary beginning on page 26 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.60%. An investor in the maximum combined federal and Tennessee state personal income tax bracket of 42.75% would need to earn 8.04% from a taxable investment to match the Fund's tax-free distribution rate.

Looking ahead, new issue municipal bond supply should increase as Tennessee considers issuing municipal bonds to finance capital improvements. The state is scheduled to issue a $150 million state GO bond in December 2001 to help finance capital projects. It is likely that other issuers will follow suit in taking advantage of this relatively low interest rate environment as the cost of capital is so low. Demand should remain robust given the equity markets' volatility and municipal bonds' strong performance in 2000 and year-to-date 2001. Increased supply coupled with strong demand should maintain the Tennessee municipal bond market's attractiveness. We will continue to actively manage the Fund's call exposure seeking to maintain a competitive distribution yield to our shareholders.


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of November 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


PORTFOLIO BREAKDOWN
Franklin Tennessee
Municipal Bond Fund
11/30/01

                                                                     % OF TOTAL
                                                                      LONG-TERM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                         28.5%

Utilities                                                                  22.8%

Hospital & Health Care                                                     17.9%

Housing                                                                     7.7%

Transportation                                                              6.4%

Prerefunded                                                                 6.0%

Subject to Government Appropriations                                        4.4%

Corporate-Backed                                                            3.6%

Higher Education                                                            1.6%

Tax-Supported                                                               1.1%

FRANKLIN TENNESSEE MUNICIPAL BOND FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 4.25% initial sales charge. The Fund's manager agreed in advance to waive a portion of its management fees, and to make certain payments to reduce expenses. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 3.96%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------


PERFORMANCE SUMMARY AS OF 11/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                           CHANGE     11/30/01   5/31/01
--------------------------------------------------------------------------------
Net Asset Value (NAV)                             +$0.18      $11.00    $10.82

DISTRIBUTIONS (6/1/01-11/30/01)
Dividend Income                                  $0.2730

PERFORMANCE

                                                                       INCEPTION
CLASS A                                   6-MONTH   1-YEAR    5-YEAR   (5/10/94)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                 +4.19%   +9.41%   +26.22%    +62.40%
Average Annual Total Return(2)             -0.24%   +4.75%    +3.86%     +6.02%
Avg. Ann. Total Return (12/31/01)(3)                -0.30%    +3.63%     +5.74%

Distribution Rate(4)                            4.60%
Taxable Equivalent Distribution Rate(5)         8.04%
30-Day Standardized Yield(6)                    4.15%
Taxable Equivalent Yield(5)                     7.25%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge. Six-month return has not been annualized.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the current 4.4 cent per share monthly dividend and the maximum offering price of $11.49 per share on 11/30/01.

5. Taxable equivalent distribution rate and yield assume the published rates as of 6/20/01 for the maximum combined federal and Tennessee state personal income tax bracket of 42.75%, based on the federal income tax rate of 39.1%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 11/30/01.


--------------------------------------------------------------------------------
Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.                           27

MUNICIPAL BOND RATINGS


MOODY'S(R)

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND

                                                                                            CLASS A
                                                          ------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                      YEAR ENDED MAY 31,
                                                          NOVEMBER 30, 2001   -----------------------------------------------------
                                                             (UNAUDITED)          2001       2000       1999       1998       1997
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................       $ 9.95            $9.52     $10.60     $10.65     $10.10     $ 9.81
                                                          ------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................          .28              .60        .56        .57        .62        .63
 Net realized and unrealized gains (losses) ............          .19              .39      (1.08)      (.04)       .55        .29
                                                          ------------------------------------------------------------------------
Total from investment operations .......................          .47              .99       (.52)       .53       1.17        .92
                                                          ------------------------------------------------------------------------
Less distributions from net investment income ..........         (.29)            (.56)      (.56)      (.58)      (.62)      (.63)
                                                          ------------------------------------------------------------------------
Net asset value, end of period .........................       $10.13            $9.95     $ 9.52     $10.60     $10.65     $10.10
                                                          ========================================================================

Total return(b) ........................................        4.71%           10.61%    (4.88)%      5.07%     11.78%      9.64%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................     $510,197         $483,666   $464,423   $583,752   $412,211   $213,396
Ratios to average net assets:
 Expenses ..............................................         .58%(c)          .50%       .49%       .44%       .35%       .34%
 Expenses excluding waiver and payments by affiliate ...         .66%(c)          .65%       .66%       .71%       .69%       .75%
 Net investment income .................................        5.54%(c)         6.02%      5.70%      5.22%      5.81%      6.24%
Portfolio turnover rate ................................       10.30%           29.01%     47.45%     14.31%     37.75%     33.79%

(a) Based on average shares outstanding effective year ended May 31, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                             CLASS B
                                                          --------------------------------------------
                                                           SIX MONTHS ENDED       YEAR ENDED MAY 31,
                                                          NOVEMBER 30, 2001   ------------------------
                                                             (UNAUDITED)         2001          2000(d)
                                                          --------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................         $ 9.98         $9.54         $9.34
                                                          --------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................            .26           .53           .17
 Net realized and unrealized gains .....................            .19           .42           .20
                                                          --------------------------------------------
Total from investment operations .......................            .45           .95           .37
                                                          --------------------------------------------
Less distributions from net investment income ..........           (.26)         (.51)         (.17)
                                                          --------------------------------------------
Net asset value, end of period .........................         $10.17         $9.98         $9.54
                                                          ============================================

Total return(b) ........................................          4.51%        10.08%         4.00%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................        $17,198       $11,598          $808
Ratios to average net assets:
 Expenses ..............................................          1.13%(c)      1.05%         1.02%(c)
 Expenses excluding waiver and payments by affiliate ...          1.21%(c)      1.20%         1.19%(c)
 Net investment income .................................          4.99%(c)      5.32%         5.33%(c)
Portfolio turnover rate ................................         10.30%        29.01%        47.45%

(a) Based on average shares outstanding.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Annualized
(d) For the period February 1, 2000 (effective date) to May 31, 2000.

FRANKLIN MUNICIPAL SECURITIES TRUST

FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND (CONT.)

                                                                                            CLASS C
                                                          ------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                      YEAR ENDED MAY 31,
                                                          NOVEMBER 30, 2001   -----------------------------------------------------
                                                             (UNAUDITED)          2001       2000       1999       1998       1997
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...................       $ 9.98           $ 9.55     $10.63     $10.68     $10.12     $ 9.82
                                                          ------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ..............................          .26              .54        .51        .51        .56        .57
 Net realized and unrealized gains (losses) ............          .18              .40      (1.08)      (.04)       .56        .30
                                                          ------------------------------------------------------------------------
Total from investment operations .......................          .44              .94       (.57)       .47       1.12        .87
                                                          ------------------------------------------------------------------------
Less distributions from net investment income ..........         (.26)            (.51)      (.51)      (.52)      (.56)      (.57)
                                                          ------------------------------------------------------------------------
Net asset value, end of period .........................       $10.16            $9.98     $ 9.55     $10.63     $10.68     $10.12
                                                          =========================================================================

Total return(b) ........................................        4.41%            9.98%    (5.39)%      4.48%     11.30%      9.08%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......................      $74,121          $67,735    $64,890    $78,338    $40,363    $10,624
Ratios to average net assets:
 Expenses ..............................................        1.13%(c)         1.05%      1.04%       .99%       .90%       .90%
 Expenses excluding waiver and payments by affiliate ...        1.21%(c)         1.20%      1.21%      1.26%      1.24%      1.31%
Net investment income ..................................        4.99%(c)         5.48%      5.15%      4.66%      5.23%      5.68%
Portfolio turnover rate ................................       10.30%           29.01%     47.45%     14.31%     37.75%     33.79%

(a) Based on average shares outstanding effective year ended May 31, 2000.
(b) Total return does not reflect sales commissions or the and is not annualized for periods contingent deferred sales charge, less than one year.
(c) Annualized


34                     See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED)

                                                                                                   PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 98.1%
BONDS 85.8%
ABAG 1915 Act Revenue, Windemere Ranch AD 1,
        7.30%, 9/02/17 ........................................................................   $10,160,000  $ 10,735,666
        7.35%, 9/02/20 ........................................................................     8,055,000     8,521,465
        7.45%, 9/02/30 ........................................................................     5,000,000     5,305,400
ABAG Finance Authority for Nonprofit Corps. COP, 6.15%, 1/01/22 ...............................     1,405,000     1,550,347
Adelanto Water Authority Revenue,
        Parity Water Systems Acquisition Project, Series A, Pre-Refunded, 7.50%, 9/01/28 ......     3,335,000     3,993,963
        Water Systems Acquisition Project, sub. lien, Series A, Pre-Refunded, 7.50%, 9/01/28 ..     2,000,000     2,514,420
Alameda CFD No. 2 Special Tax, 6.125%, 9/01/16 ................................................     1,240,000     1,273,195
Alameda PFA, Local Agency Revenue, Special Tax, Community Facility No. 1-A,
        6.70%, 8/01/12 ........................................................................     3,400,000     3,620,966
        7.00%, 8/01/19 ........................................................................     4,015,000     4,271,920
American Canyon Joint Powers Financing Authority Lease Revenue, Civic/Recreation
        Facilities, 6.40%, 6/01/22 ............................................................     1,000,000     1,026,330
American Canyon Special Assessment 1915 Act, Limited Obligation, AD No. 01-01, 6.30%,
        9/02/31 ...............................................................................     2,000,000     1,994,420
Avenal PFAR, Refunding,
        7.00%, 9/02/10 ........................................................................     1,310,000     1,376,784
        7.25%, 9/02/27 ........................................................................     3,665,000     3,847,774
Benicia 1915 Act, Fleetside Industrial Park Assessment, Refunding, 7.00%, 9/02/14 .............       440,000       454,133
Calabasas Special Tax, CFD No. 01-1, Refunding, 6.25%, 9/01/31 ................................     4,000,000     4,035,640
Calexico Special Financing Authority Sales Tax Revenue, 7.40%,
        1/01/02 ...............................................................................       175,000       175,693
        1/01/03 ...............................................................................       220,000       232,778
        1/01/04 ...............................................................................       235,000       258,357
        1/01/05 ...............................................................................       285,000       323,777
        1/01/06 ...............................................................................       340,000       395,801
        1/01/18 ...............................................................................     7,680,000     8,940,442
California City RDA, Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34 ............     9,670,000    10,616,210
California Educational Facilities Authority Revenue,
        Keck Graduate Institute, 6.75%, 6/01/30 ...............................................     2,500,000     2,727,225
        Pooled College and University, Series B, 6.625%, 6/01/20 ..............................     1,000,000     1,083,920
        Pooled College and University, Series B, 6.30%, 4/01/21 ...............................     1,000,000     1,068,110
California Health Facilities Financing Authority Revenue,
        Kaiser Permanente Medical Project, Series A, 5.55%, 8/15/25 ...........................     3,250,000     3,255,688
        Kaiser Permanente, Series A, 5.40%, 5/01/28 ...........................................    10,000,000    10,067,700
        Kaiser Permanente, Series B, 5.25%, 10/01/16 ..........................................     3,250,000     3,370,510
        Thessalonika Family, Series A, 6.20%, 12/01/15 ........................................       990,000     1,078,793
California HFAR, Home Mortgage,
        Series F-1, 7.00%, 8/01/26 ............................................................        60,000        61,597
        Series H, 6.25%, 8/01/27 ..............................................................     1,890,000     1,960,497
California PCFA,
        PCR, Southern California Edison Co., Series B, 6.40%, 12/01/24 ........................     2,000,000     1,925,580
        Solid Waste Disposal Revenue, Browning-Ferris Industries Inc., 6.75%, 9/01/19 .........     7,000,000     7,209,860
        Solid Waste Disposal Revenue, Keller Canyon Landfill Co. Project, 6.875%, 11/01/27 ....     9,100,000     9,289,371
California Special Districts Association Finance Corp. COP, Series V, 7.50%, 5/01/13 ..........        55,000        58,447
California State GO,
        FGIC Insured, 6.00%, 8/01/19 ..........................................................        30,000        32,648
        Veterans Bonds, Series BD, BE, and BF, 6.40%, 2/01/22 .................................     1,250,000     1,253,313

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                          PRINCIPAL
FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                               AMOUNT         VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
BONDS (CONT.)
California State HFAR, Home Mortgage, Series L, MBIA Insured, 6.40%, 8/01/27 ........    $ 2,395,000    $ 2,491,926
California Statewide CDA,
        COP, Catholic Healthcare West, 6.50%, 7/01/20 ...............................     12,060,000     12,763,580
        COP, International School of Peninsula Project, 7.50%, 11/01/29 .............     10,955,000     11,980,169
        COP, Windward School, 6.90%, 9/01/23 ........................................      2,000,000      2,159,180
        Lease Revenue, Special Facilities, United Airlines, Series A, 5.70%, 10/01/33      3,320,000      1,920,388
California Statewide CDA Revenue,
        COP, Familiesfirst Inc., CHFCLP Insured, Pre-Refunded, 7.25%, 12/01/22 ......      1,800,000      2,080,458
        Eskaton Village Grass Valley, 8.25%, 11/15/31 ...............................     10,000,000     10,652,600
        Monterey Institute International, 7.75%, 7/01/31 ............................     10,000,000     10,159,400
        Thomas Jefferson School of Law Project, 7.75%, 10/01/31 .....................      5,000,000      4,999,150
        Turning Point, 6.50%, 11/01/31 ..............................................      6,130,000      6,184,864
Campbell RDA, Tax Allocation, Central Campbell Redevelopment Project, Series A,
        6.55%, 10/01/32 .............................................................      5,300,000      5,757,602
Capistrano USD, CFD, Special Tax No. 92-1, Pre-Refunded, 7.00%, 9/01/18 .............      1,000,000      1,101,570
Chula Vista 1915 Act, AD No. 97-2, 6.15%, 9/02/29 ...................................      6,440,000      6,570,152
Chula Vista CFD, Special Tax, No. 99-1, Otay Ranch SPA One, 6.10%, 9/01/31 ..........      1,000,000        981,060
Chula Vista Special Tax, CFD No. 2000-1, 6.60%, 9/01/30 .............................      1,500,000      1,557,240
Clovis 1915 Act, Special Assessment, AD No. 98, 6.375%, 9/02/18 .....................      1,490,000      1,518,444
Corona-Norco USD, Special Tax, CFD No. 99-1, 7.00%, 9/01/29 .........................      2,120,000      2,238,614
Cotati South Sonoma Business Park AD, Special Assessment, Improvement,
        6.50%, 9/02/33 ..............................................................      5,875,000      5,705,448
Duarte RDA, Tax Allocation,
        Davis Addition Project Area, Refunding, 6.70%, 9/01/14 ......................      2,615,000      2,859,816
        Davis Addition Project Area, Refunding, 6.90%, 9/01/18 ......................      4,120,000      4,488,122
        Rancho Duarte Phase I Project Area, Pre-Refunded, 6.80%, 9/01/16 ............        730,000        872,941
El Dorado County Public Financing Revenue, 6.375%, 2/15/25 ..........................      1,885,000      2,014,914
El Dorado County Special Tax, CFD No. 1992-1,
        6.125%, 9/01/16 .............................................................      4,765,000      4,971,706
        6.25%, 9/01/29 ..............................................................      2,315,000      2,339,956
Elsinore Valley Municipal Water District Special Tax, CFD No. 99-1, 7.00%, 9/01/29 ..      3,500,000      3,662,890
Escondido Revenue COP, Refunding, Series A, FGIC Insured, 6.00%, 9/01/31 ............      1,840,000      2,037,266
Fontana Special Tax CFD No. 12,
        6.60%, 9/01/19 ..............................................................      3,295,000      3,459,355
        6.625%, 9/01/30 .............................................................      7,675,000      8,001,648
Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Series A,
Pre-Refunded, 6.50%, 1/01/32 ........................................................      5,500,000      6,332,260
Garden Grove Housing Authority MFHR, Set-Aside Tax Increment, Series C,
        6.70%, 7/01/24 ..............................................................      6,375,000      6,656,201
Gateway Improvement Authority Revenue, Marin City CFD, Series A, Pre-Refunded,
        7.75%, 9/01/25 ..............................................................      2,500,000      2,933,225
Granada Sanitation District 1915 Act, Sewage Treatment Facilities, Financing
District, Series A,
        7.125%, 9/02/16 .............................................................        830,000        856,319
        7.25%, 9/02/22 ..............................................................        865,000        892,187
Half Moon Bay COP, Sea Crest School, 6.75%, 7/01/30 .................................      3,910,000      4,238,205
Hawaiian Gardens RDA, Tax Allocation, Project No. 1, Refunding, 6.35%, 12/01/33 .....      4,000,000      4,162,680
Hercules RDA, Tax Allocation, Hercules Merged Project, 6.40%, 9/01/21 ...............      5,000,000      4,977,200
Hesperia PFAR, Series B, 7.375%, 10/01/23 ...........................................      1,930,000      2,003,340
Huntington Beach PFAR, Huntington Beach Redevelopment Projects, Refunding,
        7.00%, 8/01/24 ..............................................................      1,000,000      1,033,930
Imperial County Special Tax, CFD No. 98-1,
        6.45%, 9/01/17 ..............................................................      2,155,000      1,983,247
        6.50%, 9/01/31 ..............................................................      5,705,000      5,102,096

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                                        AMOUNT        VALUE
    ---------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Indio 1915 Act, GO,
        AD No. 99-1, 7.125%, 9/02/20 ..............................................................    $2,460,000    $2,565,731
        AD No. 2001-1, 6.50%, 9/02/26 .............................................................     4,800,000     4,781,808
    John C. Fremont Hospital District Health Facilities Revenue, 6.75%, 6/01/13 ...................     1,500,000     1,642,365
    Lake Elsinore 1915 Act, AD No. 93-1,
        Limited Obligation, Refunding, 7.00%, 9/02/30 .............................................     9,000,000     9,356,940
        Special Assessment, Series A, Pre-Refunded, 7.90%, 9/02/24 ................................     1,265,000     1,358,496
    Lake Elsinore USD, CFD, Special Tax, No. 2001-1, 6.30%, 9/01/33 ...............................     4,525,000     4,512,104
    Lancaster RDA, Tax Allocation,
        7.00%, 12/01/29 ...........................................................................     1,780,000     1,808,480
        Residential Redevelopment Project, sub. lien, Refunding, 6.65%, 9/01/27 ...................     2,500,000     2,650,475
    Long Beach Special Tax, CFD No. 2, 7.50%, 9/01/11 .............................................       140,000       140,321
    Los Angeles Harbor Department Revenue, Series B, 6.00%, 8/01/14 ...............................     3,500,000     3,884,965
    Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24 .......................................     1,150,000     1,176,761
    Lynwood PFA Revenue, Water System Improvement Project, 6.50%, 6/01/21..........................     1,175,000     1,242,809
    Lynwood PFA,
        Lease Revenue, 6.25%, 9/01/22 .............................................................     1,080,000     1,150,124
        Lease Revenue, 6.30%, 9/01/29 .............................................................     2,680,000     2,841,416
        Tax Allocation, Alameda Project Area, 6.30%, 9/01/24 ......................................     1,000,000     1,058,930
    Modesto PFA, Lease Revenue, John Thurman Field Renovation Project, 6.125%, 11/01/16 ...........     1,530,000     1,666,415
    Murrieta CFD, 1915 Act, No. 2000-1, Special Tax, 6.375%, 9/01/30 ..............................     4,100,000     4,070,111
    Murrieta CFD Special Tax Revenue, No. 1 Bluestone Improvement, Area A,
        6.20%, 9/01/25 ............................................................................     2,105,000     2,056,206
        6.25%, 9/01/31 ............................................................................     3,540,000     3,450,969
    Norco Special Tax CFD, GO, No. 97-1, 7.10%, 10/01/30 ..........................................     2,640,000     2,852,045
    North Natomas CFD, Special Tax No. 4, Series B, 6.375%, 9/01/31 ...............................     5,375,000     5,502,334
    Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
        6.60%, 3/15/28 ............................................................................     1,915,000     1,843,245
    Oakland Revenue, YMCA East Bay Project, Refunding, 7.10%, 6/01/10 .............................     2,650,000     2,976,374
    Orinda 1915 Act, Special Assessment, AD No. 94-1, Oak Springs, 8.25%, 9/02/19 .................     1,393,000     1,397,625
(a) Palmdale Special Tax CFD No. 93-1, Ritter Ranch Project, Series A, 8.50%, 9/01/17                  10,000,000     6,000,000
    Perris PFA, Local Agency Revenue, Series B, 7.25%, 8/15/23 ....................................       500,000       518,340
    Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32 .....................     8,250,000     8,361,045
    Poway USD, Special Tax GO, CFD No. 10, Area B, 6.10%, 9/01/31 .................................     2,000,000     1,975,440
    Rancho Cucamonga CFD, Special Tax No. 2001-01, Series A,
        6.30%, 9/01/23 ............................................................................     1,300,000     1,326,273
        6.375%, 9/01/31 ...........................................................................     4,000,000     4,051,320
    Rancho Water District Special Tax, Community Facilities 99-1,
        Area A, Series A, 6.70%, 9/01/30 ..........................................................     2,250,000     2,341,868
        Area B, Series A, 6.70%, 9/01/30 ..........................................................     2,630,000     2,737,383
    Richmond 1915 Act, Limited Obligation, ID No. 99-01, 7.20%, 9/02/30 ...........................     7,885,000     8,138,582
    Richmond Revenue, YMCA East Bay Project, Refunding, 7.25%, 6/01/17 ............................     2,640,000     2,803,310
    Riverside 1915 Act, Revenue, Riverwalk AD, 6.375%, 9/02/26 ....................................     1,345,000     1,345,350
    Riverside County CFD,
        Special Tax No. 87-5, senior lien, Refunding, Series A, 7.00%, 9/01/13 ....................     7,335,000     7,771,066
        Special Tax No. 89-1, Mountain Cove, Refunding, 6.50%, 9/01/25 ............................     3,390,000     3,443,291

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                          PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            AMOUNT         VALUE
    ---------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Roseville Special Tax,
        Highland, CFD No. 1, 6.30%, 9/01/25 .........................................    $ 9,960,000   $ 10,154,718
        Stoneridge CFD No. 1, 6.20%, 9/01/21 ........................................      1,250,000      1,247,038
        Stoneridge CFD No. 1, 6.30%, 9/01/31 ........................................      2,500,000      2,483,075
        Stoneridge West CFD No. 1, 6.00%, 9/01/25 ...................................      1,125,000      1,109,610
        Woodcreek West CFD No. 1, 6.70%, 9/01/25 ....................................      3,000,000      3,146,070
    Sacramento County Special Tax, CFD No.1, Refunding, 6.30%, 9/01/21 ..............      1,575,000      1,601,775
    San Bernardino Associated Communities Financing Authority COP, Granada Hills
      Health Care, Refunding and Improvement, Series A, 6.90%, 5/01/27 ..............      3,000,000        600,000
    San Diego County Educational Facilities Authority No.1 Lease Revenue,
        6.50%, 8/15/15 ..............................................................        850,000        917,847
    San Diego Special Tax, CFD No. 1, Series B, Pre-Refunded, 7.10%, 9/01/20 ........      3,500,000      4,100,460
    San Francisco City and County Airport Commission International Airport Revenue,
        Issue 8A, Second Series, FGIC Insured, 6.25%, 5/01/20 .......................      1,570,000      1,670,040
    San Francisco City and County Revenue, Irwin Memorial Blood Center, Series A,
        6.80%, 12/01/21 .............................................................        800,000        818,320
    San Joaquin Area Flood Control Agency 1915 Act, Flood Protection and Restoration
      Assessment, FSA Insured, 6.00%, 9/02/14 .......................................        785,000        815,136
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
        Refunding, Series A, 5.50%, 1/15/28 .........................................      3,700,000      3,659,300
        senior lien, 5.00%, 1/01/33 .................................................      9,500,000      8,849,345
        senior lien, Pre-Refunded, 7.00%, 1/01/30 ...................................        675,000        725,342
(a) San Luis Obispo COP, Vista Hospital System Inc., 6.45%, 7/01/29 .................      6,660,000      2,464,200
    San Marcos PFA, Special Tax Revenue,
        Series A, 6.70%, 9/01/32 ....................................................      3,500,000      3,611,930
        Series A, 6.30%, 9/01/33 ....................................................      6,000,000      6,168,060
        Series B, 6.50%, 9/01/33 ....................................................      6,670,000      6,676,337
    San Marcos RDA, Tax Allocation, Affordable Housing Project, Series A,
        5.65%, 10/01/28 .............................................................      2,000,000      2,053,200
    San Marcos USD, Special Tax, CFD No. 4, Zone A, 7.00%, 9/01/30 ..................        750,000        766,193
    San Mateo RDA, Tax Allocation, Merged Area, Series A, 5.50%, 8/01/22 ............      1,000,000      1,023,740
    San Ramon PFA, Tax Allocation Revenue, Refunding, 6.90%, 2/01/24 ................        800,000        858,992
    Simi Valley 1915 Act, AD No. 98-1, Madera, 7.30%, 9/02/24 .......................      4,000,000      4,248,480
    Southern California Public Power Authority Transmission Project Revenue, Southern
      Transmission Project,
        6.125%, 7/01/18 .............................................................        500,000        520,435
        Pre-Refunded, 6.125%, 7/01/18 ...............................................        640,000        668,538
    Vallejo COP, Marine World Foundation Project, Refunding, 7.40%, 2/01/28 .........      9,345,000      9,829,912
    Vallejo Hiddenbrooke ID No. 1 Revenue, 6.50%, 9/01/31 ...........................     14,830,000     15,129,863
    Vallejo RDA, Tax Allocation, Housing Set-Aside, Series A, 7.00%, 10/01/31 .......      5,410,000      5,409,243
    West Sacramento Special Tax, CFD No. 10, 6.75%, 9/01/26 .........................      3,235,000      3,397,753
    Western Placer Waste Management Authority Revenue, Refunding, 6.75%, 7/01/14 ....      7,400,000      8,007,170
                                                                                                       ------------
    TOTAL BONDS (COST $504,867,529) .................................................                   516,142,528
                                                                                                       ------------
    ZERO COUPON BONDS 12.3%
    California HFAR, Home Mortgage, Series F, FSA Insured, 8/01/31 ..................     34,675,000      5,302,154
    Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ..
        12/01/28 ....................................................................     30,795,000      6,196,570
    Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation,
      Refunding,
        1/15/26 .....................................................................     38,720,000      9,375,274
        1/15/30 .....................................................................      4,000,000        773,480
        1/15/31 .....................................................................     85,780,000     15,341,753

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                           PRINCIPAL
    FRANKLIN CALIFORNIA HIGH YIELD MUNICIPAL FUND                                            AMOUNT         VALUE
    ----------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON BONDS (CONT.)
    San Diego RDA, Capital Appreciation, Tax Allocation, Series B,
        9/01/10 ....................................................................    $  3,770,000    $  2,324,657
        9/01/15 ....................................................................       6,810,000       3,030,859
        9/01/16 ....................................................................       1,500,000         628,485
        9/01/19 ....................................................................       1,800,000         621,018
        9/01/20 ....................................................................       1,800,000         586,980
        9/01/21 ....................................................................       1,800,000         553,986
        9/01/22 ....................................................................       1,900,000         548,910
        9/01/23 ....................................................................       1,900,000         515,660
        9/01/24 ....................................................................       1,900,000         480,529
        9/01/25 ....................................................................       1,900,000         446,253
        9/01/26 ....................................................................       1,900,000         418,988
        9/01/27 ....................................................................       1,900,000         393,414
        9/01/28 ....................................................................       1,900,000         369,398
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
        junior lien, ETM, 1/01/28 ..................................................      19,150,000       4,921,167
        Refunding, Series A, 1/15/21 ...............................................      24,750,000      18,746,393
        senior lien, Refunding, Series A, 1/15/19 ..................................       3,000,000       2,284,850
                                                                                                        ------------
    TOTAL ZERO COUPON BONDS (COST $60,787,889) .....................................                      73,860,778
                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $565,655,418) ................................                     590,003,306
                                                                                                        ------------
 (b)SHORT TERM INVESTMENTS .3%
    Irvine 1915 Act, Special Assessment, AD No. 00-18, Series A, Daily VRDN and
      Put, 1.35%, 9/02/26 ..........................................................         100,000         100,000
    Orange County Sanitation Districts COP, Refunding, Series B, Daily VRDN and
      Put, 1.35%, 8/01/30 ..........................................................       1,700,000       1,700,000
                                                                                                        ------------
    TOTAL SHORT TERM INVESTMENTS (COST $1,800,000) .................................                       1,800,000
                                                                                                        ------------
    TOTAL INVESTMENTS (COST $567,455,418) 98.4% ....................................                     591,803,306
    OTHER ASSETS, LESS LIABILITIES 1.6% ............................................                       9,712,557
                                                                                                        ------------
    NET ASSETS 100.0% ..............................................................                    $601,515,863
                                                                                                        ============


See glossary of terms on page 44.

(a) See Note 6 regarding defaulted securities.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                      See notes to financial statements.                     39

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Highlights

FRANKLIN TENNESSEE MUNICIPAL BOND FUND


                                                     SIX MONTHS ENDED                        YEAR ENDED MAY 31,
                                                     NOVEMBER 30, 2001  -----------------------------------------------------------
                                                         (UNAUDITED)       2001         2000         1999         1998        1997
                                                     -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)
Net asset value, beginning of period ..............    $  10.82       $  10.02      $  11.16     $  11.27     $  10.71    $  10.40
                                                     -----------------------------------------------------------------------------
Income from investment operations:
  Net investment income(a).........................         .27            .55           .56          .55          .57         .58
  Net realized and unrealized gains (losses) ......         .18            .81         (1.15)        (.08)         .56         .33
                                                     -----------------------------------------------------------------------------
Total from investment operations ..................         .45           1.36          (.59)         .47         1.13         .91
                                                     -----------------------------------------------------------------------------
Less distributions from:
  Net investment income ...........................        (.27)          (.56)         (.55)        (.55)        (.57)       (.60)
  Net realized gains ..............................        --             --            --           (.03)        --          --
                                                     -----------------------------------------------------------------------------
Total distributions ...............................        (.27)          (.56)         (.55)        (.58)        (.57)       (.60)
                                                     -----------------------------------------------------------------------------
Net asset value, end of period ....................    $  11.00       $  10.82      $  10.02     $  11.16     $  11.27    $  10.71
                                                     =============================================================================

Total return(b) ...................................        4.19%         13.74%        (5.30)%       4.19%       10.75%       8.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................    $ 91,513       $ 85,455      $ 63,742     $ 77,117     $ 44,526    $ 26,708
Ratios to average net assets:
  Expenses ........................................          50%(c)        .40%          .40%         .40%         .40%        .40%
  Expenses excluding waiver and payments by
   affiliate ......................................          81%(c)        .82%          .81%         .81%         .81%        .84%
  Net investment income ...........................        4.83%(c)       5.13%         5.36%        4.88%        5.12%       5.51%
Portfolio turnover rate ...........................        5.17%          9.89%        29.94%       13.39%       37.67%      27.60%

(a) Based on average shares outstanding effective year ended May 31, 2000.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized


40                         See notes to financial statements.

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED)

                                                                                               PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                       AMOUNT         VALUE
    -------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 100.6%
    Chattanooga GO, 5.00%, 3/01/22 ........................................................    $2,215,000    $2,189,815
    Chattanooga Health, Educational and Housing Facility Board Revenue, Catholic Health
    Initiatives,
        Refunding, Series A, 5.00%, 12/01/18 ..............................................     1,000,000       967,750
        Series A, 5.00%, 12/01/28 .........................................................     1,000,000       947,580
    Clarksville Water Sewer and Gas Revenue, Refunding and Improvement, FSA Insured,
        5.00%, 2/01/22 ....................................................................     2,000,000     1,979,820
    Cleveland Public Improvement GO, FGIC Insured, 5.25%, 6/01/24 .........................     3,000,000     3,016,560
    Crockett County GO, FGIC Insured, 5.00%, 4/01/19 ......................................     1,550,000     1,548,109
    Fayetteville and Lincoln IDBR, Hospital Facility Lease, AMBAC Insured, 5.30%, 5/01/28 .     3,000,000     3,006,300
    Franklin IDB, MFHR, Landings Apartment Project, Refunding, Series A, FSA Insured,
        6.00%, 10/01/26 ...................................................................     1,000,000     1,040,710
    Gibson County School District GO, AMBAC Insured, 5.25%, 4/01/19 .......................       885,000       911,408
    Hamilton County IDB, MFHR, Patten Towers Apartments, 7.125%, 2/01/09 ..................       500,000       522,935
    Hollow Rock-Bruceton Special School District GO, FSA Insured, Pre-Refunded,
        5.75%, 4/01/24 ....................................................................       500,000       554,835
    Humphreys County IDB, Solid Waste Disposal Revenue, Dupont Denemours and Co. Project,
        6.70%, 5/01/24 ....................................................................       800,000       850,256
    Jackson Natural Gas Revenue, AMBAC Insured, 5.00%, 4/15/18 ............................     2,000,000     2,003,600
    Johnson City GO,
        Public Improvement, FSA Insured, Pre-Refunded, 5.90%, 6/01/12 .....................       500,000       541,680
        Solid Waste, AMBAC Insured, 5.80%, 5/01/09 ........................................       100,000       107,315
    Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First
    Mortgage Mountain States Health, Series A, MBIA Insured, 6.00%, 7/01/21 ...............     2,970,000     3,195,958
    Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted
    Project, Series A, GNMA Secured, 5.90%, 6/20/37 .......................................     1,390,000     1,435,147
    Johnson County Public Improvement GO, Series B, AMBAC Insured, Pre-Refunded,
        6.70%, 5/01/20 ....................................................................       100,000       113,261
    Knox-Chapman Utility District, Knox County Water and Sewer Revenue, Refunding, MBIA
        Insured, 6.10%, 1/01/19 ...........................................................       100,000       107,283
    Knox County First Utility District Water and Sewer Revenue, Refunding and Improvement,
        Series A, MBIA Insured, 5.625%, 12/01/19 ..........................................     1,000,000     1,037,860
    Knox County Health, Educational and Housing Board Hospital Facilities Revenue, Fort
        Sanders Alliance, Refunding, MBIA Insured, 5.75%, 1/01/14 .........................     1,250,000     1,369,825
    Knox County IDB, MFR, Waterford Apartments, Refunding, Series A, FHA Insured,
        5.95%, 3/01/28 ....................................................................       250,000       258,178
(a)Knoxville Tennessee Electric Revenue, Series U, 5.125%, 7/01/21 ........................     2,340,000     2,348,775
    Lawrenceburg Electric Revenue, MBIA Insured, 5.50%, 7/01/26 ...........................     1,000,000     1,021,680
    Lenoir City Electric System Revenue, Refunding and Improvement, FSA Insured,
        5.00%, 6/01/21 ....................................................................     2,000,000     1,980,340
    Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp. Project,
        6.20%, 2/01/23 ....................................................................     1,305,000     1,345,873
    Macon County GO, FGIC Insured, Pre-Refunded, 5.90%, 9/01/13 ...........................       150,000       164,951
    Maury County IDB, PCR, Multi-Modal, Saturn Corp. Project, Refunding, 6.50%, 9/01/24 ...       620,000       650,876
    McKenzie High School District GO, FSA Insured, Pre-Refunded, 5.75%, 4/01/22 ...........       500,000       554,835
    Memphis GO, 5.00%, 4/01/17 ............................................................     2,000,000     2,016,120
    Memphis Health, Educational and Housing Facility Board Mortgage Revenue,
        Edgewater Terrace, Refunding, GNMA Secured, 7.375%, 1/20/27 .......................       150,000       154,938
        MF River Trace II, Refunding, Series A, FNMA Insured, 6.45%, 4/01/26 ..............       100,000       104,506
    Memphis-Shelby County Airport Authority Airport Revenue Series D, AMBAC Insured,
        6.00%, 3/01/24 ....................................................................     4,780,000     5,089,744
    Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal
    Express Corp., 6.75%, 9/01/12 .........................................................       100,000       103,172
    Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
        5.20%, 5/15/23 ....................................................................       800,000       804,320
        Pre-Refunded, 6.00%, 5/15/17 ......................................................       200,000       207,528
    Metropolitan Government of Nashville and Davidson County GO,
        Public Improvements, 5.875%, 5/15/26 ..............................................     1,000,000     1,057,210
        Refunding, 5.125%, 5/15/25 ........................................................     5,600,000     5,596,024

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                            PRINCIPAL
FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                        AMOUNT       VALUE
-------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
Metropolitan Government of Nashville and Davidson County Health and Educational
Facilities Board Revenue,
        Ascension Health Credit, Refunding, Series A, AMBAC Insured, 5.875%, 11/15/28 .    $2,500,000    $2,617,575
        Meharry Medical College Project, AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24        150,000       170,169
        Mortgage, Dandridge Towers, Refunding, Series A, 6.375%, 1/01/11 ..............       500,000       529,210
        Multi-Modal Health Facility, Asset Guaranteed, 5.50%, 5/01/23 .................       935,000       942,873
Metropolitan Government of Nashville and Davidson County Sports Authority Revenue,
  Stadium Public Improvement Project, AMBAC Insured, 5.875%, 7/01/21 ..................     1,775,000     1,867,460
Metropolitan Government of Nashville and Davidson County Water and Sewer Revenue,
Refunding, 5.50%, 1/01/16 .............................................................       620,000       621,271
Milan Special School District GO, AMBAC Insured, Pre-Refunded, 6.625%, 4/01/11 ........       180,000       199,001
Montgomery County Health, Educational and Housing Facility Board Hospital Revenue,
  Clarksville Regional Health System, Refunding and Improvement, 5.375%, 1/01/28 ......     3,000,000     2,654,490
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
        6.60%, 3/15/28 ................................................................       280,000       269,508
Oak Ridge Utility District Gas System Revenue, AMBAC Insured, 5.50%, 4/01/25 ..........       750,000       766,508
Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 6/01/09 .........................       100,000       104,192
Puerto Rico Commonwealth GO, Pre-Refunded, 6.50%, 7/01/23 .............................       100,000       111,283
Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series Y,
Pre-Refunded, 6.00%, 7/01/22 ..........................................................       500,000       567,645
Puerto Rico Electric Power Authority Revenue, Series R, Pre-Refunded, 6.25%, 7/01/17 ..       100,000       104,034
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
  Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation, Series A,
  MBIA Insured, 6.25%, 7/01/24 ........................................................       200,000       218,250
Puerto Rico Port Authority Revenue, Special Facilities, American Airlines, Series A,
        6.25%, 6/01/26 ................................................................       600,000       499,632
Shelby County GO, Public Improvement and School, Refunding, Series B, 5.00%, 6/01/24 ..     3,000,000     2,956,170
Shelby County Health, Educational and Housing Facilities Board Revenue, Ave Maria
  Assisted Living Project, Series A, 5.50%, 12/01/31 ..................................     2,010,000     2,029,859
Shelby County School GO, Series B, Pre-Refunded, 6.00%, 3/01/16 .......................       530,000       540,340
South Fulton IDBR, Tyson Foods Inc. Project, 6.40%, 10/01/20 ..........................       300,000       314,790
Sullivan County IDBR, Brandymill, Refunding, Series I-A, 6.35%, 7/20/27................       350,000       367,812
Tennessee HDA,
        Homeownership Program, 5.375%, 7/01/23 ........................................       970,000       984,928
        Homeownership Program, Issue 4A, 6.375%, 7/01/22 ..............................       735,000       765,921
        Homeownership Project, Series 3C, 6.00%, 1/01/20 ..............................     2,285,000     2,372,127
        Mortgage Finance, Series B, 6.60%, 7/01/25 ....................................        35,000        36,622
        Mortgage Finance, Series B, MBIA Insured, 6.20%, 7/01/18 ......................       630,000       657,329
Tennessee HDA Revenue, Mortgage Finance, Series A, 6.90%, 7/01/25 .....................       170,000       178,500
Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan
  Program, Pre-Refunded, 6.55%, 10/01/23 ..............................................       100,000       111,661
Tennessee State School Board Authority, Higher Educational Facilities,
        2nd Program, Series A, 5.00%, 5/01/28 .........................................     1,500,000     1,478,295
        Series A, Pre-Refunded, 6.25%, 5/01/22 ........................................       100,000       103,213
Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A,
        5.50%, 10/01/18 ...............................................................     1,000,000     1,018,100
West Carroll Special School GO, MBIA Insured, 5.375%, 6/01/29 .........................     1,055,000     1,070,245
West Wilson Utility District Waterworks Revenue, Refunding, AMBAC Insured,
        5.25%, 6/01/23 ................................................................     4,500,000     4,530,060
White House Utility District Revenue, FSA Insured, 5.125%, 1/01/26 ....................     2,500,000     2,498,175
White House Utility District Robertson and Sumner Counties Water and Sewer Revenue, FSA
  Insured, 6.00%, 1/01/26 .............................................................     1,000,000     1,126,490
White House Utility District, Robertson and Sumner Counties Waterworks System Revenue,
Refunding, Series B, FGIC Insured, 5.375%, 1/01/19 ....................................     1,000,000     1,018,370
Williamson County GO, Public Improvement,
        5.375%, 3/01/19 ...............................................................     1,480,000     1,528,085
        5.00%, 4/01/20 ................................................................     2,000,000     1,995,100

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                                PRINCIPAL
    FRANKLIN TENNESSEE MUNICIPAL BOND FUND                                                        AMOUNT            VALUE
    ----------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    Wilson County COP,
        Educational Facilities, Pre-Refunded, 6.125%, 6/30/10 ...........................    $    220,000     $    241,815
        FSA Insured, 5.25%, 3/30/18 .....................................................       1,000,000        1,021,550
                                                                                                              ------------
    TOTAL LONG TERM INVESTMENTS (COST $89,515,512) ......................................                       92,095,735
                                                                                                              ------------
(b)SHORT TERM INVESTMENTS .2%
    Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
    Series A, AMBAC Insured, Weekly VRDN and Put, 1.20%, 7/01/28 (COST $200,000).........         200,000          200,000
    TOTAL INVESTMENTS (COST $89,715,512) 100.8% .........................................                       92,295,735
    OTHER ASSETS, LESS LIABILITIES (.8%) ................................................                         (782,884)
                                                                                                              ------------
    NET ASSETS 100.0% ...................................................................                     $ 91,512,851
                                                                                                              ============


See glossary of terms on page 44.

(a) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(b) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                      See notes to financial statements.                     43

FRANKLIN MUNICIPAL SECURITIES TRUST
STATEMENT OF INVESTMENTS, NOVEMBER 30, 2001 (UNAUDITED) (CONT.)

GLOSSARY OF TERMS

1915 ACT - Improvement Bond Act of 1915
ABAG - The Association of Bay Area Governments
AD - Assessment District
AMBAC - American Municipal Bond Assurance Corp.
CDA - Community Development Authority/Agency
CFD - Community Facilities District
CHFCLP - California Health Facilities Construction Loan Program
COP - Certificate of Participation
ETM - Escrow to Maturity
FGIC - Financial Guaranty Insurance Co.
FHA - Federal Housing Authority/Agency
FNMA - Federal National Mortgage Association
FSA - Financial Security Assistance
GNMA - Government National Mortgage Association
GO - General Obligation
HDA - Housing Development Authority/Agency
HFAR - Housing Finance Authority/Agency Revenue
ID - Improvement District
IDB - Industrial Development Board
IDBR - Industrial Development Board Revenue
MBIA - Municipal Bond Investors Assurance Corp.
MF - Multi-Family
MFHR - Multi-Family Housing Revenue
MFR - Multi-Family Revenue
PCFA - Pollution Control Financing Authority
PCR - Pollution Control Revenue
PFA - Public Financing Authority
PFAR - Public Financing Authority Revenue
RDA - Redevelopment Authority/Agency
USD - Unified School District

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001 (UNAUDITED)

                                              FRANKLIN           FRANKLIN
                                             CALIFORNIA         TENNESSEE
                                             HIGH YIELD         MUNICIPAL
                                           MUNICIPAL FUND       BOND FUND
                                           --------------       ---------
Assets:
  Investments in securities:
        Cost ..........................    $ 567,455,418     $  89,715,512
                                           ===============================
        Value .........................      591,803,306        92,295,735
  Cash ................................           89,499            26,454
  Receivables:
        Capital shares sold ...........        2,110,818           232,687
        Interest ......................       10,218,274         1,506,526
                                           -------------------------------
                Total assets ..........      604,221,897        94,061,402
                                           -------------------------------
Liabilities:
  Payables:
        Investment securities purchased             --           2,318,566
        Capital shares redeemed .......          965,873            27,637
        Affiliates ....................          341,123            41,329
        Shareholders ..................          460,744            14,808
  Distributions to shareholders .......          901,118           133,488
  Other liabilities ...................           37,176            12,723
                                           -------------------------------
                Total liabilities .....        2,706,034         2,548,551
                                           -------------------------------
                   Net assets, at value    $ 601,515,863     $  91,512,851
                                           ===============================
Net assets consist of:
   Undistributed net investment income     $     622,695     $      34,993
   Net unrealized appreciation ........       24,347,888         2,580,223
   Accumulated net realized loss ......      (47,205,700)       (2,701,089)
   Capital shares .....................      623,750,980        91,598,724
                                           -------------------------------
                   Net assets, at value    $ 601,515,863     $  91,512,851
                                           ===============================


                     See notes to financial statements.                      45

FRANKLIN  MUNICIPAL  SECURITIES  TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2001 (UNAUDITED) (CONT.)

                                                                                        FRANKLIN             FRANKLIN
                                                                                       CALIFORNIA            TENNESSEE
                                                                                       HIGH YIELD            MUNICIPAL
                                                                                      MUNICIPAL FUND         BOND FUND
                                                                                      -----------------------------------
CLASS A:
  Net assets, at value ..........................................................       $510,196,574       $   91,512,851
                                                                                      -----------------------------------
  Shares outstanding ............................................................         50,352,713            8,321,256
                                                                                      -----------------------------------
  Net asset value per share(a) ..................................................       $      10.13       $        11.00
                                                                                      -----------------------------------
  Maximum offering price per share (net asset value per share / 95.75%) .........       $      10.58       $        11.49
                                                                                      -----------------------------------
CLASS B:
  Net assets, at value ..........................................................       $ 17,197,803                   --
                                                                                      -----------------------------------
  Shares outstanding ............................................................          1,690,924                   --
                                                                                      -----------------------------------
  Net asset value and maximum offering price per share(a) .......................       $      10.17                   --
                                                                                      -----------------------------------
CLASS C:
  Net assets, at value ..........................................................       $ 74,121,486                   --
                                                                                      -----------------------------------
  Shares outstanding ............................................................          7,293,004                   --
                                                                                      -----------------------------------
  Net asset value per share(a) ..................................................       $      10.16                   --
                                                                                      -----------------------------------
  Maximum offering price per share (net asset value per share / 99%) ............       $      10.26                   --
                                                                                      -----------------------------------


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


46                     See notes to financial statements.

FRANKLIN  MUNICIPAL  SECURITIES  TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)

                                                              FRANKLIN            FRANKLIN
                                                             CALIFORNIA           TENNESSEE
                                                             HIGH YIELD           MUNICIPAL
                                                            MUNICIPAL FUND        BOND FUND
                                                            ---------------------------------
Investment income:
 Interest ...........................................       $ 18,047,313        $  2,397,308
                                                            ---------------------------------
Expenses:
 Management fees (Note 3) ...........................          1,453,403             281,758
 Distribution fees (Note 3)
  Class A ...........................................            248,178              45,093
  Class B ...........................................             45,332                  --
  Class C ...........................................            230,583                  --
 Transfer agent fees (Note 3) .......................            120,409              16,921
 Custodian fees .....................................              2,635                 392
 Reports to shareholders ............................             13,750               2,549
 Registration and filing fees .......................             10,728               1,816
 Professional fees ..................................              9,000               7,097
 Trustees' fees and expenses ........................             22,475               2,742
 Other ..............................................             15,728               5,757
                                                            ---------------------------------
  Total expenses ....................................          2,172,221             364,125
  Expenses waived/paid by affiliate (Note 3) ........           (233,429)           (138,291)
                                                            ---------------------------------
    Net expenses ....................................          1,938,792             225,834
                                                            ---------------------------------
      Net investment income .........................         16,108,521           2,171,474
                                                            ---------------------------------
 Realized and unrealized gains (losses):
  Net realized gain (loss) from investments .........            489,129            (458,468)
  Net unrealized appreciation on investments ........         10,307,427           1,875,095
                                                            ---------------------------------
 Net realized and unrealized gain ...................         10,796,556           1,416,627
                                                            ---------------------------------
 Net increase in net assets resulting from operations       $ 26,905,077        $  3,588,101
                                                            =================================


                     See notes to financial statements.                       47

FRANKLIN  MUNICIPAL  SECURITIES  TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2001 (UNAUDITED)
AND THE YEAR ENDED MAY 31, 2001


                                                                     FRANKLIN CALIFORNIA                  FRANKLIN TENNESSEE
                                                                   HIGH YIELD MUNICIPAL FUND              MUNICIPAL BOND FUND
                                                               ---------------------------------------------------------------------
                                                                 SIX MONTHS           YEAR            SIX MONTHS          YEAR
                                                                    ENDED             ENDED              ENDED            ENDED
                                                               NOVEMBER 30, 2001   MAY 31, 2001    NOVEMBER 30, 2001   MAY 31, 2001
                                                               ---------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..................................     $  16,108,521      $  33,452,112     $   2,171,474     $   3,729,434
  Net realized gain (loss) from investments ..............           489,129         (8,012,166)         (458,468)          (52,756)
  Net unrealized appreciation on investments .............        10,307,427         29,736,984         1,875,095         5,194,856
                                                               ---------------------------------------------------------------------
     Net increase in net assets resulting from
       operations ........................................        26,905,077         55,176,930         3,588,101         8,871,534
 Distributions to shareholders from net investment income:
  Class A ................................................       (14,154,527)       (27,842,210)       (2,209,035)       (3,780,960)
  Class B ................................................          (350,297)          (309,772)               --                --
  Class C ................................................        (1,818,689)        (3,428,780)               --                --
                                                               ---------------------------------------------------------------------
 Total distributions to shareholders .....................       (16,323,513)       (31,580,762)       (2,209,035)       (3,780,960)
 Capital share transactions: (Note 2)
  Class A ................................................        17,433,049         (1,427,903)        4,678,847        16,622,686
  Class B ................................................         5,388,771         10,691,033                --                --
  Class C ................................................         5,113,529             18,328                --                --
                                                               ---------------------------------------------------------------------
 Total capital share transactions ........................        27,935,349          9,281,458         4,678,847        16,622,686
     Net increase in net assets ..........................        38,516,913         32,877,626         6,057,913        21,713,260
Net assets:
 Beginning of period .....................................       562,998,950        530,121,324        85,454,938        63,741,678
                                                               ---------------------------------------------------------------------
 End of period ...........................................     $ 601,515,863      $ 562,998,950     $  91,512,851     $  85,454,938
                                                               =====================================================================
Undistributed net investment income included in
 net assets:
 End of period ...........................................     $     622,695      $     819,401     $      34,993     $      67,086
                                                               =====================================================================




48                      See notes to financial statements.

FRANKLIN  MUNICIPAL  SECURITIES  TRUST
Notes to Financial Statements (unaudited)


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of two series (the Funds). The Funds'investment objectives are to provide tax-free income.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN  MUNICIPAL  SECURITIES  TRUST
Notes to Financial Statements (unaudited)(continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Funds to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Funds. Prior to June 1, 2001, de minimus market discount on fixed-income securities was included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase in the recorded cost of investments and a corresponding decrease in net unrealized appreciation as listed below:

                                                       FRANKLIN        FRANKLIN
                                                      CALIFORNIA       TENNESSEE
                                                      HIGH YIELD       MUNICIPAL
                                                    MUNICIPAL FUND     BOND FUND
                                                    ----------------------------
Increase in cost of investments ..............          $18,286         $ 5,468


The effect of this change for the period ended November 30, 2001 was as listed below:

                                                       FRANKLIN        FRANKLIN
                                                      CALIFORNIA       TENNESSEE
                                                      HIGH YIELD       MUNICIPAL
                                                    MUNICIPAL FUND     BOND FUND
                                                    ----------------------------
Increase in net investment income ............         $ 2,278          $ 2,048
Decrease in unrealized gains .................         $(1,707)         $(1,973)
Decrease in realized gains ...................         $  (571)         $   (75)


The statements of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A                                 CLASS A, CLASS B & CLASS C
--------------------------------------------------------------------------------
Franklin Tennessee Municipal Bond Fund  Franklin California High Yield Municipal
                                        Fund

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited)(continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At November 30, 2001, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:


                                                              FRANKLIN CALIFORNIA                 FRANKLIN TENNESSEE
                                                            HIGH YIELD MUNICIPAL FUND             MUNICIPAL BOND FUND
                                                        -----------------------------------------------------------------
                                                          SHARES            AMOUNT             SHARES            AMOUNT
                                                        -----------------------------------------------------------------
CLASS A SHARES:
Six months ended November 30, 2001
  Shares sold ..................................          5,336,411      $  54,089,902          985,428       $10,864,311
  Shares issued in reinvestment of distributions            570,074          5,771,649          110,522         1,219,565
  Shares redeemed ..............................         (4,184,699)       (42,428,502)        (672,444)       (7,405,029)
                                                        -----------------------------------------------------------------
  Net increase .................................          1,721,786      $  17,433,049          423,506       $ 4,678,847
                                                        =================================================================
Year ended May 31, 2001
  Shares sold ..................................         13,544,554      $ 134,480,837        2,193,874       $23,567,401
  Shares issued in reinvestment of distributions          1,133,334         11,243,602          193,184         2,059,320
  Shares redeemed ..............................        (14,816,115)      (147,152,342)        (850,586)       (9,004,035)
                                                        -----------------------------------------------------------------
  Net increase (decrease) ......................           (138,227)     $  (1,427,903)       1,536,472       $16,622,686
                                                        =================================================================
CLASS B SHARES:
Six months ended November 30, 2001
  Shares sold ..................................            572,825      $   5,834,711
  Shares issued in reinvestment of distributions             17,629            179,261
  Shares redeemed ..............................            (61,598)          (625,201)
                                                        ------------------------------
  Net increase .................................            528,856      $   5,388,771
                                                        ==============================
Year ended May 31, 2001
  Shares sold ..................................          1,102,410      $  10,944,570
  Shares issued in reinvestment of distributions             15,779            157,679
  Shares redeemed ..............................            (40,866)          (411,216)
                                                        ------------------------------
  Net increase .................................          1,077,323      $  10,691,033
                                                        ==============================
CLASS C SHARES:
Six months ended November 30, 2001
  Shares sold ..................................            968,726      $   9,850,734
  Shares issued in reinvestment of distributions             89,528            909,046
  Shares redeemed ..............................           (555,567)        (5,646,251)
                                                        ------------------------------
  Net increase .................................            502,687      $   5,113,529
                                                        ==============================
Year ended May 31, 2001
  Shares sold ..................................          1,687,268      $  16,784,229
  Shares issued in reinvestment of distributions            176,464          1,754,682
  Shares redeemed ..............................         (1,868,662)       (18,520,583)
                                                        ------------------------------
  Net increase (decrease) ......................             (4,930)     $      18,328
                                                        ==============================

FRANKLIN  MUNICIPAL  SECURITIES  TRUST
Notes to Financial Statements (unaudited)(continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                                AFFILIATION
-------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                   Investment manager
Franklin Templeton Services, LLC (FT Services)                       Administration manager
Franklin/Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)        Transfer agent


The Funds pay an investment management fee to Advisers based on the average net assets of the Funds' as follows:

ANNUALIZED
FEE RATE       DAILY NET ASSETS
------------------------------------------------------------------
 .625%          First $100 million
 .500%          Over $100 million, up to and including $250 million
 .450%          In excess of $250 million

For the Franklin California High Yield Municipal Fund, Advisers agreed in advance to waive management fees through August 31, 2001, as noted in the Statements of Operations.

For Franklin Tennessee Municipal Bond Fund, Advisers agreed in advance to waive management fees, as noted in the Statements of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Franklin Tennessee Municipal Bond Fund reimburses Distributors up to .15% per year of the fund's average daily net assets, and the Franklin California High Yield Municipal Fund reimburses Distributors up to .15%, .65% and .65% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds'shares.

Distributors received/paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                   FRANKLIN        FRANKLIN
                                                   CALIFORNIA      TENNESSEE
                                                   HIGH YIELD      MUNICIPAL
                                                 MUNICIPAL FUND    BOND FUND
                                                 ---------------------------
Net commissions received(paid) ............        $(294,942)       $5,518
Contingent deferred sales charges .........        $  35,638        $   --

The Funds paid transfer agent fees of $137,330, of which $84,938 was paid to Investor Services.

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited)(continued)

4. INCOME TAXES

At May 31, 2001, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                                   FRANKLIN         FRANKLIN
                                                  CALIFORNIA        TENNESSEE
                                                  HIGH YIELD        MUNICIPAL
                                                MUNICIPAL FUND      BOND FUND
                                                -----------------------------
Capital loss carryovers expiring in:
2003 ...................................          $1,416,838        $       --
2004 ...................................               4,508                --
2005 ...................................             390,400                --
2008 ...................................           8,364,686           543,762
2009 ...................................          31,858,136         1,676,320
                                                ------------------------------
                                                  $42,034,568       $2,220,082
                                                ==============================

At May 31, 2001, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund had deferred capital losses occurring subsequent to October 31, 2000 of $5,609,282 and $22,539, respectively. For tax purposes, such losses will be reflected in the year ending May 31, 2002.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities and bond discounts.

Net realized gains/losses differ for financial statement and tax purposes primarily due to differing treatment of bond workout expenditures and bond discounts.

At November 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                FRANKLIN            FRANKLIN
                                               CALIFORNIA           TENNESSEE
                                               HIGH YIELD           MUNICIPAL
                                             MUNICIPAL FUND         BOND FUND
                                             ----------------------------------
Investments at cost .................        $ 567,513,342         $ 89,708,071
                                             ==================================
Unrealized appreciation .............        $  37,265,473         $  3,018,667
Unrealized depreciation .............          (12,975,509)            (431,003)
                                             ----------------------------------
Net unrealized appreciation .........        $  24,289,964         $  2,587,664
                                             ==================================

FRANKLIN MUNICIPAL SECURITIES TRUST
Notes to Financial Statements (unaudited)(continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended November 30, 2001 were as follows:

                                          FRANKLIN                   FRANKLIN
                                          CALIFORNIA                 TENNESSEE
                                          HIGH YIELD                 MUNICIPAL
                                        MUNICIPAL FUND               BOND FUND
                                        ---------------------------------------
Purchases .......................        $89,781,559                $11,221,748
Sales ...........................        $58,812,904                $ 4,544,540


6. CREDIT RISK AND DEFAULTED SECURITIES

The Franklin California High Yield Municipal Fund has 53.6% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At November 30, 2001, the Fund held defaulted securities with a value aggregating $8,464,200 representing 1.41% of the fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.


54
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